Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Trenwick Group Ltd. (the "Company") on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alan L. Hunte, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      (2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.


Date: August 20, 2003                                          /s/ Alan L. Hunte
                                                               -----------------
                                                                   Alan L. Hunte
                                                    Executive Vice President and
                                                         Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Trenwick Group Ltd. and will be retained by Trenwick Group Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.


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